Proteostasis Therapeutics, Inc. (PTI) February 27, 2019 Exhibit 99.1

Safe Harbor and Disclaimer To the extent that statements in this presentation are not historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “aim,” “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements made in this presentation include, without limitation, statements regarding the potential of our proprietary double combination therapy for the treatment of CF, the potential benefit to patients of our proprietary double combination therapy, the expected timing of the initiation of, patient enrollment in, data from, and our completion of, our clinical studies and cohorts for PTI-428, PTI-801, PTI-808 and our combination therapy candidates, as well as cash guidance, and realization of the potential of the HIT-CF initiative. Forward-looking statements made in this presentation involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, the possibility final or future results from our drug candidate trials (including, without limitation, longer duration studies) do not achieve positive results or are materially and negatively different from or not indicative of the preliminary results reported in this presentation (noting that these results are on a small number of patients and small data set), uncertainties inherent in the execution and completion of clinical trials (including, without limitation, the possibility FDA requires us to run cohorts sequentially or conduct additional cohorts or pre-clinical or clinical studies), in the enrollment of CF patients in our clinical trials, in the timing of availability of trial data, in the results of the clinical trials, in possible adverse events from our trials, in the actions of regulatory agencies, in endorsement, if any, by therapeutic development arms of CF patient advocacy groups, and those set forth in our Annual Report on Form 10-K for the year ended December 31, 2017, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, and our other SEC filings. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to, among other items, disease incidence, market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of risk and uncertainty. New risks emerge from time to time, and neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such date after the date of this presentation. By attending or receiving this presentation you acknowledge you are solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and are solely responsible for forming your own view of the potential future performance of our business. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the Company or its securities.

PTI Cystic Fibrosis Clinical Pipeline: Optimizing Proprietary Combinations and Exploring Add Ons Discovery Preclinical Development Clinical Development Healthy Volunteer Proof of Concept Pivotal Studies PTI-428 First Generation Amplifier*&+ PTI-801 Third Generation Corrector*+ &Received Breakthrough Therapy Designation and *Fast Track designation from FDA +Additive in vitro to first and second generation correctors Proprietary Combination Therapy PTI-428/PTI-801/PTI-808* PTI-801/PTI-808 Add on Studies to Support Dose Selection for Proprietary Combos

CORRECTOR PTI-801 PTI CF Portfolio Is the Only One that Addresses 3 Distinct Regions of CFTR Protein Processing PTI-808 increases the opening time of the CFTR channel, which results in higher ion flow; novel and KALYDECO®-like POTENTIATOR PTI-808 AMPLIFIER PTI-428 FUNCTION PTI-801 facilitates the processing of mutated CFTR protein, which leads to improved delivery of the channel to the cell membrane; additive to first and second generation correctors FOLD FORM PTI-428 selectively increases the amount of immature CFTR protein in the cell, which provides additional substrate for correctors and potentiators to act upon KALYDECO® is registered trademark of Vertex Pharmaceuticals Inc.

More CFTR Is Better Activity in in vitro Models Can Be Predictive of Clinical Efficacy In vitro model: F508del Homozygous HBE cells. TEZA - tezacaftor, IVA - ivacaftor, OLA - olacaftor or VX-440, DMSO - negative control. Note: ivacaftor on its own achieved ~48% normal CFTR activity in G551D HBE cells (Van Goor et al. 2009) CFTR Modulators Continue to Carry the Greatest Potential to Further Improve Life Expectancy for Vast Majority of CF Patients

PTI Invited to Join A Select Number of Companies as Part of a European Consortium to Pioneer Personalized Medicine in Cystic Fibrosis References 1. www.hitcf.org 2. Berkers et al, Rectal Organoids Enable Personalized Treatment of Cystic Fibrosis Cell Reports 26, 1701–1708, February 12, 2019 HIT-CF1 Europe is a fully-funded strategic initiative seeking to validate a personalized therapy approach for those with CF PTI selected to join the consortium based on both pre-clinical and clinical data The HIT-CF initiative is poised to pave the way for personalized access to therapy Organoids derived from patients are tested in vitro for CFTR modulator response; these patients may then be recruited into clinical trials Proof of concept exists and the correlation between in vitro and in vivo response as measured by FEV1 and sweat chloride already established2

Organoids Demonstrate Ability of *in vitro* Assays to Predict Changes in Both Sweat Chloride and FEV_1 on an Individual Basis

Organoids vs. FEV_1 (n=35)



Absolute Change in FEV1
(% predicted)
30
20
10
0
-10
0
1000
2000
3000
4000
r = 0.575
P= <0.001



Organoids vs. SC (n=33)
Absolute Change in SC
(mmol/L)
25
0
-25
-50
-75
-100
-125
0
1000
2000
3000
4000
r = - 0.708
P= <0.001
Organoid Swelling (AUC)

O genistein/curcumin ☐ ivacaftor Δ ivacaftor/lumacaftor

Adapted from: Berkers et al, Cell Reports 26, 1701–1708, February 12, 2019

- HIT CF supported research demonstrated that *in vitro* responses in organoids from individual CF patients correlated with *in vivo* changes in therapeutic endpoints for both sweat chloride and FEV_1.
- In comparison, HBE data only correlates to FEV_1
- Ongoing collaboration with HIT CF has generated early data with PTI compounds showing activity of the proprietary combination in organoids derived from CF subjects with rare CFTR mutations

Organoid Treated with PTI Doublet and ivacaftor/tezacaftor



PTI-801
PTI-808
ivacaftor
tezacaftor
negative
control
0
1000
2000
3000
4000
Organoid Swelling (AUC)

7

HIT CF Patient Recruitment Progress Status in Q1 2019 In February 2019, PTI joined EU funded (~€7M) HIT-CF project to pilot the personalized medicine approach in CF with the initial focus on rare mutations. Current Status Protocol approved and agreed in ECFS-CTN with ‘high priority’ rating Patient recruitment status All 12 countries willing to participate by relying on potentially 34 sites 3 countries actively recruiting (Czech Republic, Netherlands (accepts patients referred from Austria and Germany), Israel) 5 more countries to start recruiting in March 2019 All other countries in protocol submission review process Ongoing in vitro screening on patient derived organoids

500 Subjects Dosed in 10 Clinical Studies in 7 Countries with 3 Novel CFTR Modulators since 2016 INDs filed for PTI-428 in Q4’15; PTI-801 in Q1’17 and PTI-808 in Q2’17 230 CF patients already dosed with individual or proprietary combinations of PTI-428, PTI-801 and PTI-808 Implemented efficient dose selection process for proprietary combinations based on add-on clinical trial strategy Completed 2 proof of concept studies with ORKAMBI® by Q2 2018 Dosing of proof of concept studies with SYMDEKO® underway, data expected by end of Q1 2019 Generated proof of concept data for proprietary doublet PTI-801/PTI-808 Dosing of proof of concept studies with proprietary triplet underway, data expected by end of Q1 2019 A Deep & Building Clinical Experience ORKAMBI® and SYMDEKO® are registered trademarks of Vertex Pharmaceuticals Inc.

PTI Timelines Through Proof of Concept to NDA Submission Comparable in Duration to Vertex

2016 — **2019**

Proof of Concept and Dose Ranging Completed in 7 Qtrs (2H'16-1H'18)

14 day and 28 day studies

- IVA + TEZ + VX-152
- IVA + TEZ + VX-440
- IVA + TEZ + VX-659
- IVA + TEZ + VX-445

Phase 3 Start to NDA Submission Completed in 4 Qtrs (2H'18-2H'19)

24 weeks studies

IVA + TEZ + VX-659

AND

IVA + TEZ + VX-445

2018 — **2021**

Proof of Concept and Dose Ranging Completed in 6 Qtrs (Mid'18-YE'19)

14 day studies

- PTI-428
- PTI-808
- PTI-801

Additional clinical trials may explore:
- Further dose levels
- Efficacy in heterozygous patients
- Longer duration (28 days)
- Additional and novel endpoints

Phase 3 Start to NDA Submission Estimated to Complete in 6 Qtrs (Mid'20-YE'21)

24 week studies

PTI-428 + PTI-808 + PTI-801

OR

PTI-808 + PTI-801

Dose level tested

IVA – ivacaftor, TEZ – tezacaftor, VX-152, VX-440, VX-665 and VX-445 are investigational drugs developed by Vertex Pharmaceuticals

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Preliminary Results for PTI Doublet (801/808) Studies

- CF Subjects ≥ 18 years of age
- Lung function 40-90% (ppFEV_1)
- Subjects not taking CFTR modulator therapy
- Placebo controlled



Cohort
status
F508del Homozygous CF Subjects
PTI-801 100 mg, PTI-808 50 mg
PTI-801 200 mg, PTI-808 100 mg
PTI-801 300 mg, PTI-808 300 mg
PTI-801 400 mg, PTI-808 300 mg
First in CF ☑
Low-dose ☑
Mid-dose ☑
High-dose *Ongoing*
-28
Day 1
7
14

Safety Objectives

- Evaluate the safety and tolerability of PTI-801 in combination with PTI-808
- Measure FEV_1 changes as part of the respiratory safety assessment

PK Objectives

- Evaluate the PK profile of multiple oral doses of PTI-801 and PTI-808

Efficacy Objectives

- Evaluate the treatment effect on sweat chloride and weight over time
- Evaluate the treatment effect on FEV_1 over time

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Various Dose Level Combinations of PTI-801 and PTI-808 Generally Well Tolerated

cohort	First in CF n=3	Low-Dose n=9	Mid-Dose n=5	High-Dose (ongoing)	Placebo* n=4
PTI-801	100 mg	200 mg	300 mg	400 mg	-
PTI-808	50 mg	100 mg	300 mg	300 mg	-
Target exposure	~EC_{25} →			~EC_{90}	N/A

*pooled subjects, N/A not applicable

- **PK Profile**
  - Doublet amenable for once daily dosing
  - Drug exposure levels increase with increasing doses
- **Safety Profile**
  - No SAEs noted
  - Most AEs were mild to moderate in severity and reflect isolated events consistent with CF
  - No pulmonary exacerbations reported in treatment and follow up period

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Statistical Significance in ppFEV1 Improvement Achieved at Mid-Dose Cohort of 300 mg Each of PTI-801 and PTI-808 *p= 0.009 *p= 0.008 Mid-Dose 300 mg PTI-801 300 mg PTI-808 Day 7 Day 14 Preliminary Results: Absolute change from baseline, LS mean (SE), p value (ANCOVA) ppFEV1 Change from baseline +6.3 (2.1) p=0.009 +5.9 (1.9) p=0.008 Treatment effect vs placebo +8.3 (3.4) p=0.026 +6.6 (3.0) p=0.042

Statistical Significance in Sweat Chloride Improvement Achieved at Mid-Dose Cohort of 300 mg Each of PTI-801 and PTI-808 *p= 0.035 *p= 0.012 Mid-Dose 300 mg PTI-801 300 mg PTI-808 Day 7 Day 14 Preliminary Results: Change from baseline, LS mean (SE), p value (ANCOVA) Sweat Chl. (mM) Change from baseline -11.1 (4.7) p=0.035 -13.0 (4.2) p=0.012 Treatment effect vs placebo -14.4 (8.3) -11.6 (9.4)

Dose Response Achieved in ppFEV1 and Sweat Chloride Across Cohorts * p<0.05 Day 14 ppFEV1 Day 14 Sweat Chloride Q1 2019 Q1 2019

“Better than what we actually have” “Competitive” with the “best therapy profile” “Better than Symdeko in pulmonary function and CFTR activity” “Impressive FEV1” “Beneficial to have more than one option” and a “good alternative worth trying” “Easy formulation and dosing” “Good new option for CF patients” and an “option for non-responders” Physicians Are Supportive of a Clinically Meaningful PTI CFTR Modulator Combination to Fill Unmet Needs PTI conducted a survey of 82 pulmonologists in the US and EU to learn how physicians assess, rank, and prescribe CFTR modulators Physicians assess the impact of a modulator based on its product label, primarily its efficacy and safety Prescribing decisions, however, are influenced by more than the product label Clinical experience with ORKAMBI® and SYMDEKO®, patient preference, drug access, and extra-pulmonary considerations influence decision-making Physicians Support the Profile of a “Doublet-Like” Combination Product CF doctors

Triple Combination Studies in *F508del* Homozygous Subjects Underway to Establish Proof of Concept in Q1'19

- CF Subjects ≥ 18 years of age
- Lung function 40-90% ($ppFEV_1$)
- Not taking CFTR modulator therapies
- Placebo controlled

enrollment completed


F508del
Homozygous
CF Subjects
PTI-808
PTI-808
PTI-801
PTI-428
low-dose cohort
Day 1
7
14
21
PTI-808
PTI-808
PTI-801
PTI-428
high-dose cohort
Day 1
7
14
21

- Enrollment completed and study remains blinded

single agent
triple combination

17

PTI-801 + ORKAMBI® Study Designed to Enable Efficient Identification of Active Dose

- CF Subjects ≥ 18 years of age
- Lung function 40-90% (ppFEV$_1$)
- Background treatment with ORKAMBI® for a minimum of 3 months according to label
- Placebo controlled



F508del
Homozygous on
ORKAMBI®
PTI-801 (100 mg)
n=14
PTI-801 (200 mg)
n=13
PTI-801 (400 mg)
n=18
Placebo
n=12
ORKAMBI® Only Lead-in Period
(screening to baseline on average ~14 days)
PTI-801 + ORKAMBI® Treatment Period
14 days
-28
Day 1
7
14

Primary Objectives

- Evaluate the safety and tolerability of PTI-801 in combination with ORKAMBI®

Secondary Objectives

- Evaluate the PK profile of multiple oral doses of PTI-801
- Evaluate the PK profiles of ivacaftor and lumacaftor
- Evaluate the treatment effect on FEV$_1$ over time

Exploratory Objectives

- Evaluate the treatment effect on sweat chloride and weight over time

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Improvement in ppFEV1 and Sweat Chloride Observed Across All PTI-801 Dose Levels Day 14 FEV1 * p<0.05 FEV1 LS Mean Absolute Change in ppFEV1, MMRM, within group, SC LS Mean Absolute Change ANCOVA, within group FEV1 graph excluded 1 or 2 subjects in each dose cohort experienced a pulmonary exacerbation (PE) Day 14 Sweat Chloride * * Sweat Chloride Change Showed 400 mg Dose Had Highest Impact on CFTR Activity

Ongoing study of PTI-801 in CF Subjects on SYMDEKO® Supports Active Dose Identification PTI-801 400 mg F508del Homozygous on SYMDEKO® -28 Day 1 14 Ongoing clinical study in CF subjects on background SYMDEKO® therapy with initial data expected in Q1 ‘19 Up to 15 CF subjects CF Subjects ≥ 18 years of age Lung function 40-90% (ppFEV1) Background treatment with SYMDEKO® for a minimum of 1 month according to label Placebo controlled

Data in CF Subjects on Background ORKAMBI® Suggested that PTI-428 Provided Statistically Significant Improvement in Lung Function

- CF Subjects ≥ 18 years of age
- Lung function 40-90% ($ppFEV_1$)
- Background treatment with ORKAMBI® for a minimum of 3 months according to label
- Placebo controlled



F508del
Homozygous on ORKAMBI®
PTI-428 50 mg
n= 20
Placebo
n= 4
-28
Day 1
14
28

2-year, PROGRESS study of long term ORKAMBI® efficacy showed CF patients continue to experience lung function decline despite treatment

- Information on historical ORKAMBI® usage was available for 79% of the subjects enrolled in the 28-day study and of those, 95% were on ORKAMBI® therapy for an average of 1.8 years
- Average lung function prior to dosing was 59% $ppFEV_1$

*MW Konstan et al. The Lancet Respiratory Medicine, 2017, Volume 5 , Issue 2 , 107 – 118
ORKAMBI® is a trademark of Vertex Pharmaceuticals, Inc. POC – proof-of-concept

21

During Treatment, PTI-428 at 50mg Led to Increased CFTR Protein Expression in Nasal Mucosa Samples at Steady State New ELISA based methodology was used to measure the changes in CFTR protein expression in nasal mucosa of CF patients treated with PTI-428 as a pharmacodynamic marker Average maximum increase in CFTR protein levels was 1.4x (+90.2 ng/mg) compared to baseline, pre treatment levels

PTI-428 Led to Mean Absolute Improvements in ppFEV1 of 5.2 percentage points from Baseline Compared to Placebo (p<0.05) Treatment effect of PTI-428 was achieved by day 14 and sustained through 28 days of dosing Based on amplifier's mechanism of action, improvements in sweat chloride were not expected No meaningful changes in sweat chloride levels in PTI-428 treated patients were observed PTI-428 50 mg Treatment Effect (PTI-428 n=20, Placebo n=4) Day 7 Day 14 Day 28 Mean absolute change in ppFEV1 percentage points (95% CI) +4.9 (-0.2, 10.1) +5.2 (0.4, 10.0) +5.2 (0.3, 10.1) p value n.s. p<0.05 p<0.05 Mean relative change in ppFEV1 (95% CI) +8.3% (-0.9, 17.6) +9.0% (1.2, 16.9) +9.2% (1.2, 17.2) p Value n.s. p<0.05 p<0.05 ppFEV1 changes expressed as least-square mean vs placebo

Ongoing Study of PTI-428 in CF Subjects on SYMDEKO® To Support Active Dose Identification PTI-428 dose 1 F508del Homozygous on SYMDEKO® -28 Day 1 14 28 PTI-428 dose 2 Ongoing clinical study in CF subjects on background SYMDEKO® therapy with initial data expected in Q1 ‘19 CF Subjects ≥ 18 years of age Lung function 40-90% (ppFEV1) Background treatment with SYMDEKO® for a minimum of 1 month according to label Placebo controlled Up to 40 CF subjects across all cohorts

PTI-801 dosing in CF subjects on ORKAMBI® completed PTI-801/808/428 combination study initiated in CF subjects PTI-428 dosing in CF Subjects on SYMDEKO® initiated PTI-801 dosing in CF Subjects on SYMDEKO® initiated PTI-801/808 preliminary data from low- and mid-dose cohorts in CF subjects Clinical Milestones 2018 Q1 2019 PTI-801/808/428 preliminary data from all dose cohorts in CF subjects PTI-801/808 preliminary data from high-dose cohort CF subjects PTI-428 preliminary data from study in CF Subjects on SYMDEKO® PTI-801 preliminary data from study in CF Subjects on SYMDEKO® Build Foundation for Planned Initiation of Phase 3 Studies in Mid-2020

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